UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Kiniksa Pharmaceuticals International, plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90989-P50344 Your Vote Counts! KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC SECOND FLOOR 105 PICCADILLY LONDON, UNITED KINGDOM W1J 7NJ KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC 2026 Annual General Meeting Vote by 4:59 AM BST on May 29, 2026 (11:59 PM EDT on May 28, 2026) or during the Annual Meeting KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC SECOND FLOOR 105 PICCADILLY LONDON, UNITED KINGDOM W1J 7NJ *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You invested in KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 29, 2026. Get informed before you vote View the Proxy Statement, Annual Report, UK Annual Report and other proxy materials online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 29, 2026 2:00 PM BST (9:00 AM EDT) Or before the Meeting vote online at www.ProxyVote.com by 4:59 AM BST on May 29, 2026 (11:59 PM EDT on May 28, 2026)

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. The Company’s complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90990-P50344 Voting Items Board Recommends Ordinary Resolutions 1. Election of Class II Directors to serve until the 2029 Annual General Meeting of Shareholders, and until their respective successors have been appointed or until their earlier resignation or vacation of office in accordance with Kiniksa’s articles of association. Nominees: 1a. Stephen R. Biggar For 1b. G. Bradley Cole For 1c. Barry D. Quart For 2. To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s UK statutory auditors until the close of the 2027 Annual General Meeting of Shareholders. For 3. To ratify the appointment of PwC as the Company’s US independent registered public accounting firm for the fiscal year ending December 31, 2026. For 4. To authorize the Company’s Board of Directors, through its Audit Committee, to determine PwC’s remuneration in its capacity as our UK statutory auditors until the close of the 2027 Annual General Meeting of Shareholders. For 5. To receive the Company’s UK statutory annual accounts and report for the period ended December 31, 2025. For 6. To approve, on an advisory (non-binding) basis, the Company’s UK Statutory Directors’ Annual Remuneration Report for the period ended December 31, 2025. For 7. To approve the Company’s UK Statutory Directors’ Remuneration Policy. For 8. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. For NOTE: At the Company’s Annual General Meeting, the proxies have discretion to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.